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                                                                  EXHIBIT 23.02

                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 28, 1999 relating to the financial statements, which appears in Adaptec, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/  PricewaterhouseCoopers LLP
-------------------------------
  PricewaterhouseCoopers LLP
  San Jose, California
  March 7, 2000